AXS Multi-Strategy Alternatives Fund

Class I Shares: KCMIX

Class R-1 Shares: KCMTX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 8, 2021 to the

Summary Prospectus dated September 1, 2020.

Effective January 19, 2021 (the “Effective Date”), Kerns Capital Management, Inc. (“KCM”) will no longer serve as Sub-Advisor to the AXS Multi-Strategy Alternatives Fund (the “Fund”). As of the Effective Date, AXS Investments LLC ("AXS" or the "Advisor"), the Fund’s current investment advisor, will be responsible for the day-to-day management of the Fund’s portfolio. The Fund’s investment objective, principal investment strategies and investment policies will remain the same.

In addition, as of the Effective Date, Martin L. Kerns II will no longer serve as a portfolio manager of the Fund. Parker Binion and Mark Lacuesta will continue to serve as portfolio managers of the Fund and will be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. As of the Effective Date, Mr. Binion became an employee of AXS.

As a result of the foregoing, as of the Effective Date, the following changes are made to the Summary Prospectus:

•	All references to “Sub-Advisor” or “KCM” as Sub-Advisor to the Fund are deleted in their entirety and replaced with “AXS,” as appropriate.

•	All references to Martin L. Kerns II are deleted in their entirety.

•	The risk disclosure titled “Sub-Advisor strategy risk.” is deleted.

•	The “Portfolio Manager of the Advisor” and “Portfolio Managers of the Sub-Advisor” sections of the Summary Prospectus are deleted in their entirety and replaced with the following:

Portfolio Managers

Parker Binion, Portfolio Manager of the Advisor, has served as a portfolio manager of the Fund and the Predecessor Fund since January 2016. Mark Lacuesta, Head of Investments of the Advisor, has been a portfolio manager of the Fund since September 2020. Messrs. Binion and Lacuesta are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Please retain this Supplement for future reference.